                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

- --------------------------------------------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 26, 1996


                            CAPITOL MULTIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


- --------------------------------------------------------------------------------

                 DELAWARE                                      0-20102              52-1283993
       (State or other jurisdiction                          (Commission         (I.R.S. Employer
             of incorporation)                               File Number)       Identification No.)


    7315 WISCONSIN AVENUE, SUITE 800 E.
               BETHESDA, MD                                                            20814
 (Address of principal executive offices)                                           (Zip Code)


                                 (301) 907-7000
              (Registrant s telephone number, including area code)

- --------------------------------------------------------------------------------

ITEM 5:  OTHER EVENTS


First Amendment to the Warrant Agreement Between Capitol Multimedia, Inc. and North American Transfer Co.

         On February 26, 1996, Capitol Multimedia, Inc. (the "Company") and its Warrant Agent caused to be duly executed and effective the First Amendment (the "Amendment") to The Warrant Agreement between the Company and its Warrant Agent (the "Agreement"). The Agreement was originally filed as exhibit 4.4 to the Company's Registration Statement on Form S-18 (or a Post Effective Amendment thereto--Registration No. 33-345725-A). A copy of the Amendment is contained in exhibit 4.5 to this Form 8-K and is incorporated by reference herein. Also incorporated by reference herein is exhibit 20.11 to this Form 8-K, a press release "Capitol Multimedia, Inc. Announces Extension of Series A Warrants" which describes the effect of the Amendment.


First Amendment to the Registration Rights Agreement Dated February 13, 1995

         On February 26, 1996, Capitol Multimedia, Inc. (the "Company") and the Management Shareholders of Animation Magic, Inc. (the "Investors") caused to be duly executed and effective the First Amendment (the "Amendment") to The Registration Rights Agreement between the Company and the Investors (the "Agreement"). The Agreement was filed as part of exhibit 2.1 to the Company's Form 8-K's dated December 15, 1994 and February 13, 1995. A copy of the Amendment which extends the registration rights period under the Agreement one year to February 12, 1998 is contained in exhibit 4.6 to this Form 8-K and is incorporated by reference herein.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Capitol Multimedia, Inc.
                                  ------------------------
                                        (Registrant)

                 Date:            September 18, 1996


                   By:            /s/ Catherine K. Koopes
                                  ------------------------
                                     Catherine K. Hoopes
                                   Chief Financial Officer


                                 Page 2 of 2